Exhibit 99.1

FOR IMMEDIATE RELEASE

INTERPUBLIC COMPLETES OFFERING OF SERIES B CONVERTIBLE PREFERRED STOCK

New York, NY (October 24, 2005) – The Interpublic Group (NYSE: IPG) today announced that it has completed a private offering of its 5.25% Series B Cumulative Convertible Perpetual Preferred Stock (the “Shares”) to qualified institutional buyers. The initial purchasers have an overallotment option to purchase an additional 75,000 Shares. Interpublic received gross proceeds of $525,000,000 from the offering which it intends to use for general corporate purposes.

“We continue to be committed to a conservative approach to financial management, appropriate at this stage of our company's turnaround,” said Michael I. Roth, Interpublic’s Chairman and CEO. “The offering we have successfully completed represents the best option for ensuring that Interpublic's long-term financing needs are in place. This will allow us to focus on operational and strategic issues going forward.”

Neither the Shares nor the underlying shares of common stock have been registered under the Securities Act of 1933 or any state securities laws, and Interpublic does not currently intend to pursue any such registration. The Shares and the underlying shares of common stock may not be offered or sold in the United States absent registration under, or an applicable exemption from, the registration requirements of the Securities Act of 1933 and applicable state securities laws.

This announcement does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

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Contact Information

General Inquiries: Julie Tu (212) 827-3776	Media, Analysts, Investors: Philippe Krakowsky (212) 704-1328	Analysts, Investors: Jerry Leshne (212) 704-1439

Interpublic Group    1114 Avenue of the Americas    New York, NY 10036     212-704-1200 tel 212-704-1201 fax

Cautionary Statement

This press release contains forward-looking statements. Statements in the release that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our 2004 Annual Report on Form 10-K/A under Item 1, Business-Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

•	risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment;
•	potential adverse effects to our financial condition, results of operations or prospects as a result of any restatement of prior period financial statements;
•	risks associated with our inability to satisfy covenants under our syndicated credit facilities;
•	our ability to satisfy certain reporting covenants under our indentures;
•	our ability to attract new clients and retain existing clients;
•	our ability to retain and attract key employees;
•	potential adverse effects if we are required to recognize additional impairment charges or other adverse accounting-related developments;
•	potential adverse developments in connection with the ongoing SEC investigation;
•	potential downgrades in the credit ratings of our securities;
•	risks associated with the effects of global, national and regional economic and political conditions, including with respect to fluctuations in interest rates and currency exchange rates; and
•	developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

 Interpublic Group    1114 Avenue of the Americas    New York, NY 10036     212-704-1200 tel 212-704-1201 fax

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our 2004 Annual Report on Form 10-K/A under Item 1, Business-Risk Factors.

Interpublic Group    1114 Avenue of the Americas    New York, NY 10036     212-704-1200 tel 212-704-1201 fax